                                                                    EXHIBIT (16)

                  GLOBAL MANAGED ASSETS FUND -- CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $10.53
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,070.63    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      7.06%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $10.53
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,124.41    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     12.44%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $10.53
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,194.51    =  ERV
Inception through 12/31/96..................................       2.63    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      6.99%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $10.53
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,253.98    =  ERV
Inception through 12/31/96..................................       2.63    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      8.99%    =  T

                  GLOBAL MANAGED ASSETS FUND -- CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                              ---------
                                                                      P
Including Payment of the Sales Charge
Net Asset Value.............................................     $10.53
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,194.51    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     19.45%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $10.53
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,253.98    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     25.40%    =  T

                  GLOBAL MANAGED ASSETS FUND -- CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $10.38
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,075.10    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      7.51%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.38
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,115.10    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     11.51%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $10.38
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,196.21    =  ERV
Inception through 12/31/96..................................       2.63    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      7.05%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.38
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,226.21    =  ERV
Inception through 12/31/96..................................       2.63    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      8.06%    =  T

                  GLOBAL MANAGED ASSETS FUND -- CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                              ---------
                                                                      P
Including Payment of the CDSC
Net Asset Value.............................................     $10.38
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,196.21    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     19.62%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.38
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,226.21    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     22.62%    =  T

                  GLOBAL MANAGED ASSETS FUND -- CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $10.40
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,104.88    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     10.49%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.40
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,114.88    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     11.49%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $10.40
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,228.31    =  ERV
Inception through 12/31/96..................................       2.63    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      8.13%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.40
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,228.31    =  ERV
Inception through 12/31/96..................................       2.63    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      8.13%    =  T

                  GLOBAL MANAGED ASSETS FUND -- CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                              ---------
                                                                      P
Including Payment of the CDSC
Net Asset Value.............................................     $10.40
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,228.31    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     22.83%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.40
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,228.31    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     22.83%    =  T